UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2015

Date of reporting period: April 30, 2015

The Registrant is filing this Amendment to its Certified Shareholder Report on Form N-CSRS filed with the Securities and Exchange Commission on July 2, 2015 to amend Item 1: “Reports to Stockholders” with respect to the AB All Market Real Return Portfolio semi-annual report to shareholders. The purpose of the amendment is to replace the information on pages 1, 8 and 9 in the semi-annual report, which incorrectly stated the semi-annual reporting period end date. Other than the aforementioned revision, this Form N-CSRS/A does not reflect events occurring after the filing of the original Form N-CSRS, or modify or update the N-CSRS filing in any way.

Supplement dated July 21, 2015 to the Semi-Annual Report dated April 30, 2015 of AB All Market Real Return Portfolio.

The following text replaces the information on page 1 in the Semi-Annual Report, which incorrectly stated the semi-annual reporting period end date:

Semi-Annual Report

This report provides management’s discussion of fund performance for AB All Market Real Return Portfolio (the “Fund”) for the semi-annual reporting period ended April 30, 2015. Prior to December 15, 2014, the Fund was named AllianceBernstein Real Asset Strategy and from December 16, 2014 until January 20, 2015 was named AllianceBernstein All Market Real Return Portfolio.

The following table replaces the Historical Performance on page 8 in the Semi-Annual Report, which incorrectly stated the period end date:

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB All Market Real Return Portfolio
Class 1*	-7.19%	-14.84%

Class 2*	-7.08%	-14.60%

Class A	-7.20%	-14.96%

Class C	-7.52%	-15.56%

Advisor Class†	-7.05%	-14.64%

Class R†	-7.31%	-15.14%

Class K†	-7.23%	-14.92%

Class I†	-7.12%	-14.65%

Class Z†	-7.09%	-14.62%

Primary Benchmark: MSCI AC World Commodity Producers Index (net)	-5.44%	-14.43%

All Market Real Return Portfolio Benchmark	-4.20%	-10.14%

*    Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

(continued on next page)

The following table replaces the Historical Performance on page 9 in the Semi-Annual Report, which incorrectly stated the as-of date:

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	-14.84%	-14.84%
5 Years	0.56%	0.56%
Since Inception†	1.05%	1.05%

Class 2 Shares*
1 Year	-14.60%	-14.60%
5 Years	0.79%	0.79%
Since Inception†	1.29%	1.29%

Class A Shares
1 Year	-14.96%	-18.57%
5 Years	0.52%	-0.36%
Since Inception†	1.00%	0.16%

Class C Shares
1 Year	-15.56%	-16.39%
5 Years	-0.21%	-0.21%
Since Inception†	0.28%	0.28%

Advisor Class Shares‡
1 Year	-14.64%	-14.64%
5 Years	0.81%	0.81%
Since Inception†	1.29%	1.29%

Class R Shares‡
1 Year	-15.14%	-15.14%
5 Years	0.28%	0.28%
Since Inception†	0.78%	0.78%

Class K Shares‡
1 Year	-14.92%	-14.92%
5 Years	0.55%	0.55%
Since Inception†	1.04%	1.04%

Class I Shares‡
1 Year	-14.65%	-14.65%
5 Years	0.79%	0.79%
Since Inception†	1.29%	1.29%

Class Z Shares‡
1 Year	-14.62%	-14.62%
Since Inception†	-5.60%	-5.60%

(continued on next page)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.14%, 0.89%, 1.30%, 2.02%, 1.02%, 1.55%, 1.24%, 0.91% and 0.88% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios (exclusive of interest expense) to 1.25%, 1.00%, 1.30%, 2.00%, 1.00%, 1.50%, 1.25%, 1.00% and 1.00% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower, with the exception of Class 1, Class 2, Class K, Class I and Class Z shares, as these share classes are currently operating below their respective contractual expense caps. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

You should retain this supplement with your Semi-Annual Report for future reference.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 21, 2015